UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates (“Pershing Square”) posted the following material to www.ADPascending.com:

ADP Ascending HOME HOW TO VOTE THE NOMINEES INVESTOR MATERIALS REACTIONS CONTACT HELP ADP ACHIEVE ITS FULL POTENTIAL. VOTE THE GOLD CARD TODAY Bernstein’s Lisa Ellis and Pershing Square’s Nominees for ADP’s Transformation Every Vote Matters! HOW TO VOTE Vote Online Vote By Phone Vote By Mail Sign Up For Email Updates Top of Form EMAIL* Bottom of Form Pershing Square’s ADP Presentation to Shareholders September 28, 2017 DOWNLOAD PRESENTATION DOWNLOAD SUPPORTING MATERIALS Read Pershing Square’s Letter to Shareholders September 28, 2017 VIEW LETTER ADP: The Time is Now Presentation & Executive Summary DOWNLOAD EXECUTIVE SUMMARY DOWNLOAD FULL PRESENTATION Read Pershing Square’s Weekly Questions to ADP VIEW QUESTIONS The Nominees For ADP’s Transformation Meet Pershing Square’s nominees for election to the Board of ADP: Bill Ackman and independent directors Veronica M. Hagen and V. Paul Unruh BILL ACKMAN » VERONICA M. HAGEN » V. PAUL UNRUH » TIMELINE October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP. October 18, 2017 October 18, 2017 ADP Issues a Release Including a Letter to Stockholders and a Video Featuring CEO Carlos Rodriguez and Chairman John Jones October 19, 2017 Pershing Square Releases Additional Questions for ADP Pershing Square issued two additional public questions for ADP. October 19, 2017 Pershing Square’s Nominees for ADP’s Transformation Participate in a Fireside Chat Pershing Square’s nominees Bill Ackman, Veronica Hagen and Paul Unruh discuss their experience and ideas for ADP in a panel discussion moderated by Sanford C. Bernstein & Co. Senior Analyst Lisa Ellis. INVESTOR RELATIONS © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PROXY STATEMENT

PRESENTATIONS & VIDEOS PRESENTATIONS & VIDEOS TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS LETTERS & FILINGS Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com October 19, 2017 Bernstein’s Lisa Ellis and Pershing Square’s Nominees for ADP’s TransformationOctober 10, 2017 DOWNLOAD PRESENTATION ADP: The Time is Now August 17, 2017 ADP Ascending October 11, 2017 DOWNLOAD PRESENTATION DOWNLOAD SUPPORTING MATERIALS Pershing Square’s Response to ADP’s September 12th Investor Presentation September 25, 2017 DOWNLOAD PRESENTATIONBill Ackman on CNBC with Jim Cramer, October 4, 2017 CNBC’s Jim Cramer on Why Bill Ackman Deserves a Board Seat at ADPCNBC’s Jim Cramer on ADP and Bill Ackman How We Know Opportunity Exists at ADPBill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 1) Bill Ackman on CNBC with Scott Wapner September 20, 2017 (Part 2)v How You Can Help Unlock ADP’s Potential © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Pershing Square presents the conclusions of its extensive research about ADP. PRESENTATIONS PERSHING SQUARE’S WEEKLY QUESTIONS TO ADP TIMELINE

PRESS RELEASES PRESS RELEASES TIMELINE PRESS RELEASES PRESENTATIONS & VIDEOS QUESTIONS Pershing Square Press Releases: October 23, 2017 Pershing Square Releases Seventh Question for ADP October 19, 2017 Pershing Square Releases Additional Questions for ADP October 17, 2017 Pershing Square’s Nominees for ADP’s Transformation to Participate in a Fireside Chat October 16, 2017 Pershing Square Highlights Independent Research Survey Results on ADP 83% of ADP’s Current Long Shareholders Surveyed Support Pershing Square’s Involvement in ADP October 10, 2017 Pershing Square Releases Fourth in a Series of Questions for ADP Reminds Shareholders about Live Webcast for ALL ADP Shareholders Tonight October 5, 2017 Pershing Square Releases Third in a Series of Questions for ADP October 2, 2017 Pershing Square Announces Live Webcast for ALL ADP Shareholders on October 10, 2017 September 28, 2017 Pershing Square Releases Letter to Shareholders September 25, 2017 Pershing Square Releases Detailed Response to ADP’s September 12, 2017 Presentation September 20, 2017 Pershing Square Releases Letter to Shareholders September 13, 2017 Pershing Square Responds to ADP Presentation September 8, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 7, 2017 Pershing Square Reminds Investors of the ADP Record Date for Voting at the 2017 Annual Meeting September 6, 2017 Pershing Square Comments on Meeting with ADP Board September 5, 2017 Pershing Square Files Definitive Proxy Materials for ADP 2017 Annual Meeting August 21, 2017 Pershing Square Issues Statement Regarding ADP August 18, 2017 Pershing Square Announces Replay of Webcast Available at www.ADPascending.com August 16, 2017 Pershing Square Announces Details for Webcast August 7, 2017 Pershing Square Announces Nominees for Election to the Board of Directors of ADP August 4, 2017 Pershing Square Announces Investment in ADP Sign up for email updates: EMAIL* SUBMIT Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings PRESENTATIONS & VIDEOS

QUESTIONS LETTERS & FILINGS Since our first presentation on August 17, 2017, ADP has yet to respond to the substance of our arguments and it has effectively stated that it can’t do any better. Pershing Square has been publishing a series of weekly questions to ADP and asks that ADP answer these questions publicly and in a timely manner so that all investors may better evaluate the company’s performance and future prospects. Sign up for email updates: EMAIL* Since our first presentation on August 17, 2017, ADP has yet to respond to the substance of our arguments and it has effectively stated that it can’t do any better. Pershing Square has been publishing a series of weekly questions to ADP and asks that ADP answer these questions publicly and in a timely manner so that all investors may better evaluate the company’s performance and future prospects. QUESTION 7: We understand that ADP has commissioned various consulting studies over recent years which have outlined substantial efficiency opportunities. Please outline for shareholders the conclusions of these studies. What corporate inefficiencies did these studies address - including management spans and layers, real estate consolidation, and ADP’s siloed and outdated business unit structure - and what was the timing and the magnitude of the potential savings identified? Were these consulting studies shared with the Board? QUESTIONS 5 + 6: Why does ADP continue to claim a 203% Total Shareholder Return (“TSR”) during Mr. Rodriguez’s tenure when this number includes an inaccurate start date, the increase in the stock price due to Pershing Square’s involvement, and the performance of CDK when it was no longer managed by Mr. Rodriguez? In recent shareholder communications, ADP is now claiming that it is implementing a plan to deliver 500bps of operational margin improvement. ADP’s recently released guidance shows only 100bps to 200bps of actual operating margin expansion by 2020 which compares with our estimated potential margin opportunity of 1,200bps by 2022.Investors cannot reconcile this 500bps calculation. Please provide support for this calculation and explain why these supposed savings do not translate into better operating margins. QUESTION 4: Competitors like Workday, Ultimate Software and Ceridian’s Dayforce have taken substantial market share at the expense of ADP, despite ADP spending significantly more on R&D. Why doesn’t ADP have a best-in-class product for the Enterprise market? QUESTION 3: Why is ADP’s labor productivity ~28% below its competitors’, particularly in light of its enormous scale advantage? QUESTION 2: When ADP owned Dealer Services, it aimed to produce just ~50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global (“CDK”), it promptly identified an opportunity to double margins without negative consequence to CDK’s customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK? CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan - why won’t ADP do the same? CDK’s Margin Transformation (1) Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis. QUESTION 1: What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses? Is ADP earning comparable margins to Paychex (~41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services.

Pershing Square sent the following email to certain subscribers of www.ADPascending.com:

LEGAL NOTICE, DISCLAIMER AND FORWARD-LOOKING INFORMATION Pershing Square Capital Management, L.P. and certain of its affiliated funds have filed with the SEC a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management, L.P., PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

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